Other current assets	12 Months Ended
Dec. 31, 2017
Disclosure Of Other Current Assets [Abstract]
Disclosure of other current assets [text block]

15 Other current assets

(€ million)	December 31, 2017	December 31, 2016
Fair value of derivative financial instruments	1,231	2,248
Other current assets	342	343
	1,573	2,591

The fair value related to derivative financial instruments is disclosed in note 34 — Derivative financial instruments.

Other assets amounting to €342 million (€343 million at December 31, 2016) included gas volumes prepayments of  €63 million that were made in previous reporting periods due to the take-or-pay obligations in the Company’s long-term supply contracts, as the Company is forecasting to make-up the underlying gas volumes in the next 12 months (€90 million at December 31, 2016). The non-current portion is indicated in note 23 — Other non-current assets.

Transactions with related parties are described in note 47 — Transactions with related parties.